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                   PAINEWEBBER PACE(SM) SELECT ADVISORS TRUST

                SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 5, 2001
            RELATING TO CLASS A, CLASS B, CLASS C AND CLASS Y SHARES

                     PACE INTERNATIONAL EQUITY INVESTMENTS
             PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

                                                                February 8, 2002

Dear Investor,

      The following line item supplements the disclosure in the "Expenses and Fee Tables" section under the heading "Shareholder Transaction Expenses" for PACE International Equity Investments and PACE International Emerging Markets Equity Investments:

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                 CLASS A     CLASS B     CLASS C     CLASS Y
                                ----------  ----------  ----------  ----------
Redemption Fee (as a
  percentage of amount
  redeemed, if applicable)....      1.00%       None        None        1.00%

      In addition, the following disclosure supplements the "Selling Shares" sub-section on page 47:

      Effective April 15, 2002, if you sell or exchange Class A shares or sell Class Y shares of PACE International Equity Investments or PACE International Emerging Markets Equity Investments less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction. This amount will be paid to the applicable fund, not to Brinson Advisors. The redemption fee is designed to offset the costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to Class A or Class Y shares of the above-referenced funds:

       - that are held through certain omnibus accounts, including retirement plans qualified under Section 401(k) of the Internal Revenue Code ("IRC") or plans administered as college savings programs under Section 529 of the IRC;

       -  that are sold or exchanged under automatic withdrawal plans;

       - that are held through certain managed account programs with automatic asset allocation rebalancing features; or

       -  that are sold due to death or disability of the shareholder.

                                                                  Item #: ZS-118